POWER OF ATTORNEY                  Exhibit 24.1

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement or Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the registration of shares of Common Stock ($1.00 Par Value) of the Company issuable pursuant to the Company's 1996 Stock Incentive Plan, does hereby constitute and appoint R.L. LAMB and V.E. BRILL, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to said Registration Statement or Registration Statements and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, 1995.



                                    /s/ Virgil E. Brill
                                    Virgil E. Brill

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement or Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the registration of shares of Common Stock ($1.00 Par Value) of the Company issuable pursuant to the Company's 1996 Stock Incentive Plan, does hereby constitute and appoint R.L. LAMB and V.E. BRILL, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to said Registration Statement or Registration Statements and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, 1995.



                                    /s/ M.F. Chubb
                                    M.F. Chubb

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement or Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the registration of shares of Common Stock ($1.00 Par Value) of the Company issuable pursuant to the Company's 1996 Stock Incentive Plan, does hereby constitute and appoint R.L. LAMB and V.E. BRILL, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to said Registration Statement or Registration Statements and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, 1995.



                                    /s/ R.D. Hammons
                                    R.D. Hammons

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement or Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the registration of shares of Common Stock ($1.00 Par Value) of the Company issuable pursuant to the Company's 1996 Stock Incentive Plan, does hereby constitute and appoint R.L. LAMB and V.E. BRILL, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to said Registration Statement or Registration Statements and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, 1995.



                                    /s/ R.C. Hartley
                                    R.C. Hartley

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement or Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the registration of shares of Common Stock ($1.00 Par Value) of the Company issuable pursuant to the Company's 1996 Stock Incentive Plan, does hereby constitute and appoint R.L. LAMB and V.E. BRILL, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to said Registration Statement or Registration Statements and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, 1995.



                                    /s/ J.R. Herschend
                                    J.R. Herschend

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement or Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the registration of shares of Common Stock ($1.00 Par Value) of the Company issuable pursuant to the Company's 1996 Stock Incentive Plan, does hereby constitute and appoint R.L. LAMB and V.E. BRILL, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to said Registration Statement or Registration Statements and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, 1995.



                                    /s/ F.E. Jeffries
                                    F.E. Jeffries

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement or Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the registration of shares of Common Stock ($1.00 Par Value) of the Company issuable pursuant to the Company's 1996 Stock Incentive Plan, does hereby constitute and appoint R.L. LAMB and V.E. BRILL, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to said Registration Statement or Registration Statements and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, 1995.



                                    /s/ R.E. Mays
                                    R.E. Mays

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement or Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the registration of shares of Common Stock ($1.00 Par Value) of the Company issuable pursuant to the Company's 1996 Stock Incentive Plan, does hereby constitute and appoint R.L. LAMB and V.E. BRILL, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to said Registration Statement or Registration Statements and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, 1995.



                                    /s/ M.W. McKinney
                                    M.W. McKinney

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY
(the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement or Registration Statements and amendments thereto under the Securi-ties Act of 1933, as amended, with respect to the registration of shares of Common Stock ($1.00 Par Value) of the Company issuable pursuant to the Company's 1996 Stock Incentive Plan, does hereby constitute and appoint R.L. LAMB and V.E. BRILL, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to said Registration Statement or Registration State-ments and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and grant-ing unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and pur-poses as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of July, 1995.


                                    /s/ M.M. Posner
                                    M.M. Posner